www.sokofitness.com

SOKO

健身俱乐部

SOKO FITNESS CLUB

SOKO Fitness & Spa Group

(SOKF.OB)

September, 2009

Disclaimer

- This presentation does not constitute or form part of an offer to sell or issue or invitation to purchase or subscribe for any shares of the Company in any jurisdiction, and no part of this presentation shall form the basis of or be relied upon in connection with any contract or commitment. Specifically, this presentation does not constitute a "prospectus" within the meaning of the U.S. Securities Act of 1933, as amended.
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- This presentation contains forward-looking statements that involve risks and uncertainties. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. You should not reply upon forward-looking statements as predictions of future events. We undertake no obligation to update or revise any forward-looking statements, whatever as a result of new information, future events or otherwise

A Leading Beauty & Fitness Service Operator in China


Beauty Salon &Spa
SOKO
Fitness Club
Beauty School


INTERNATIONAL FITNESS CLUB
SOKO





- Founded in September, 1992
- 3 major business: Fitness club, Beauty Salon & Spa and Beauty School
- 13,000 fitness members within 3 fitness clubs; 19,500 beauty salon and spa clients within 9 facilities
- 800 employees, including 148 sales, 96 professional trainers, 30 management personnel, 70 other administrative personnel, and 456 beauty & spa professionals

Superior Capabilities to Capitalize on Growing Demand


Loyal and Vast High-end Customer Base
1
Leading Market Position
2
Unique Cross-Selling Model
3
Broad Service Offering and Strong Program Development Capabilities
4
Integrated Talent Training System
5
Experienced Management Team
6
SOKO

1 Loyal and Vast High-end Customer Base

Our customer is our biggest asset

Composition of customers


Others
26%
Executives
& Professionals
42%
Government
officials
9%
Small
business
owners
23%

- Wealthy customers focusing on personal health
- "Big customer" management system
- Accurate customer database enables tailored service
- High retention rate compared to industry peers
  - * SOKO fitness: 81%; Industry average: 60%

* Note: *Fitness Clubs in China,* Deloitte Consulting

2 Leading Market Position

Leading Fitness / Beauty Salon Operator in Northeast China

- Fragmented market - no single company in China counts for more than 3% of total nationwide market share
- More than 17 years of beauty salon operation experience – one of the oldest in the industry
- One of the biggest operators in terms of number of customers and branches
- Very few public listing beauty salon / fitness clubs

We are a leader in Northeast China

3 Unique Cross-Selling Model

Fitness Center + Beauty Salon/Spa + Beauty School



Cross-selling

Customer Sharing



Spa

Fitness Club

- Our unique cross-selling model enables the high growth rate of our fitness club membership and beauty salon and spa client base
- Fitness clubs provide new customers to beauty salons and spas

4 Broad Service Offering and Strong Service Development Capabilities

Broad Service Offering Under Different Brands ...

SOKO 健身俱乐部 SOKO FITNESS CLUB — Fitness club

YOGA WAVE — Yoga club

Lea Spa — Luxurious Spa

女王美容 QUEEN'S BEAUTY — Female beauty salon

Health care / Beautification

Beauty School

...Supplemented by Innovative Service Tailored to Customers

- Strong R&D capability targeting on new programs of high margin
- Strategic cooperation with local hospitals on new program development

5 Integrated Talent Training System


Beauty School
Tuition Fee
Pioneered skills
Top 5% of the class
Market trend / Course Design
Internship while studying
Students & Trainees
Beauty Salon / Spa
Attracted by SOKO's brand

Internal on-going training programs support our rapid growth of branches

6 Experienced Management Team

Extensive Local Industry Expertise Combined with Outstanding Experience

Liu Tong
Founder, Chairman & CEO

- More than 17 years of experience in the industry
- President of Beauty Research Association at Heilongjiang Province
- Graduated from Harbin Vocational & Technical University in 1991

Yu Xia
CFO

- Financial Manager at Harbin Pharmaceutical Group (the top ten largest pharmaceutical group in China)
- Vice President at Harbin Trade Group
- Vice President at Harbin Advertisement Group
- MBA & Bachelor from School of Management, Harbin Institute of Technology

Wu Bingrong
VP of Operation

- More than 11 years of experience in industry
- General Manager at North Edifice Emporium
- Vice President at Da Zhuang Yuan Food Co.

Maintained High Margin Amid Robust Growth

Improved Market Position in Northeast China to No.1 in Five Years

Established Extensive Sales & Distribution Network

Our Brands and Services

Fitness Clubs

SOKO
健身俱乐部
SOKO FITNESS CLUB



Best physical exercise instruments

Outstanding trainer force

Various international program



Our Brands and Services

Fitness Clubs


YOGA WAVE

YOGA WAVE

Dedicated Yoga club covering more than 10 specialized Yoga rooms

Renowned international teachers

Largest Yoga club in Northeast China

Well seated in the center of Shenyang

Our Brands and Services

Beauty Salon

女王美容
QUEEN'S BEAUTY







Focused on female customers to satisfy their needs for health and beauty

Our first beauty salon brand

Our Brands and Services

Spa

Lea Spa



Luxurious spa in 5 star hotels

Top service in the world

Various programs meet the needs of different customers




Lea Spa

Our Marketing

- Professional and energetic sale forces
- Unique cross-selling strategy
- Accurate customer data management system
- Programmed CRM through database marketing, e.g. direct mailing, toll-free call and trainer/customer interaction activities

Only 3% of total sales as marketing expense (10% – industry average)

High Revenue / Net Profit Growth

Revenue


US$ Thousand
CAGR=64%
7,390
13,960
19,570
2007
2008
2009

Net Income


US$ Thousand
3,020
5,180
7,030
2007
2008
2009

SOKO
SOKO Fitness & Spa Group

Robust Customer Growth

Number of Customer


Beauty Salon
CAGR=71%
5,000
10,000
19,500
2007
2008
2009
Fitness Club
CAGR=65%
6,800
10,000
13,000
2007
2008
2009

Number of Branches


CAGR=62%
5
9
13
2007
2008
2009

Stable Margin Amid Rapid Growth

Gross Margin


66.5%
64.1%
66.3%
2007
2008
2009

Net Margin


40.9%
37.1%
35.9%
2007
2008
2009

Summary Financial Statement

Income Statement

SOKO FITNESS & SPA GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(IN US DOLLAR)

	FOR THE YEARS ENDED MAY 31, 2009	2008 (RESTATED)
Net Sales	$ 19,569,108	$ 13,963,130
Cost of Sales	(6,591,906)	(5,010,643)
Gross Profit	12,977,202	8,952,487
Selling, General and Administrative Expenses:	5,902,059	3,536,547
Operating income	7,075,143	5,415,940
Total Other Income and (Expense)	(289,840)	(57,148)
Income Before Income Taxes	6,785,303	5,358,792
Provision for Income Taxes	42,067	74,381
Net Income	6,742,036	5,284,411
Less: net income (loss) attributable to the noncontrolling interest	(287,805)	108,481
Net Income Attributable to SOKO Fitness & Spa Group, Inc.	$ 7,030,500	$ 5,175,930
Other Comprehensive Income		
Foreign currency translation adjustment	284,923	1,217,693
Comprehensive Income	$ 7,315,423	$ 6,393,622
Basic and Diluted Income per common share		
Basic	$ 0.41	$ 0.45
Diluted	$ 0.41	$ 0.43
Weighted average common share outstanding		
Basic	17,000,000	11,601,781
Diluted	17,297,931	11,903,589

Balance Sheet

SOKO FITNESS & SPA GROUP, INC.
CONSOLIDATED BALANCE SHEETS
(IN US DOLLARS)

	AS OF MAY 31, 2009	2008 (RESTATED)
ASSETS		
Current assets:		
Cash & cash equivalents	$ [illegible]	$ [illegible]
Restricted cash	[illegible]	-
Accounts receivable, net	[illegible]	[illegible]
Inventories	[illegible]	[illegible]
Advances to suppliers	[illegible]	[illegible]
Employee advances	[illegible]	[illegible]
Prepaid expenses	[illegible]	[illegible]
Total Current Assets	[illegible]	[illegible]
Property, plant and equipment, net of accumulated depreciation	[illegible]	[illegible]
Other Assets		
Security Deposit	[illegible]	-
Deferred Rent	[illegible]	-
Deposit to suppliers	[illegible]	[illegible]
Investment advance	[illegible]	[illegible]
Goodwill	[illegible]	[illegible]
Total Other Assets	[illegible]	[illegible]
Total Assets	[illegible]	[illegible]
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Short-term loans	[illegible]	[illegible]
Accounts payable, accrued expenses and other payable	[illegible]	[illegible]
Unearned revenue	[illegible]	[illegible]
Taxes payable	[illegible]	[illegible]
Contingent Liability	[illegible]	-
Total Current Liabilities	[illegible]	[illegible]
Stockholders' Equity		
Preferred Stock, $.001 par value, [illegible] shares authorized, - 0 - shares issued and outstanding at May 31, 2009 and 2008	-	-
Common stock, $0.001 Par value, [illegible] shares authorized, 17,000,000 shares issued and outstanding at May 31, 2009 and 2008	17,000	17,000
Additional paid-in-capital	[illegible]	[illegible]
Additional paid-in-capital - Warrants	[illegible]	[illegible]
Accumulated other comprehensive income	[illegible]	[illegible]
Retained earnings	[illegible]	[illegible]
Total Stockholders' Equity	[illegible]	[illegible]
Noncontrolling interest	[illegible]	[illegible]
Total Equity	[illegible]	[illegible]
Total Liabilities and Stockholders' Equity	$ [illegible]	$ [illegible]

Contacts

Our Mission:

Health and Beauty Management

Yu Xia, CFO
Tel: +86(451) 8770 5511
Email: yuxia@sokofitness.com

Judy Jiang
Tel: +86(451) 8770 2280
Email: judyjiang@sokofitness.com


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